                                                                   Exhibit 10.49

                                                                    New City, NY

                         ASSIGNMENT OF REAL ESTATE LEASE

               In consideration of ten dollars and other good and valuable consideration, to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, New City Cinemas, Inc., a New York corporation ("Assignor"), hereby sells, transfers, conveys, assigns and delivers to CCC New City Cinema Corp., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest as lessee under, to and in that certain lease dated January 18, 1965 by and between Robert Nelson and Leo Zucker doing business as Bridon Realty Co., a partnership, ("Lessor") and Irving Sherman and David Sanders, as assigned by Irving Sherman and David Sanders to New City Town Theatre, Inc. pursuant to an Assignment Agreement dated February 1, 1966, as amended by Lessor and New City Town Theatre, Inc. pursuant to an Addendum to Lease dated February 10, 1981, as further amended by Bridon Realty Co. and New City Town Theatre, Inc. pursuant to an Addendum to Lease dated November 14, 1990, as further assigned by New City Town Theatre, Inc. to Assignor pursuant to an Assignment and Assumption of Lease dated November 14, 1990 (collectively, the "Lease") relating to the real property located at the Clarkstown Plaza Shopping Centre, 202 South Main Street, New City, Rockland County, New York and known as the New City Theater. Assignee hereby assumes all of such right, title and interest and agrees to pay, perform and otherwise satisfy the obligations of Assignor under the Lease to be performed on or after the date of this Assignment other than any such obligations or any other liability arising out of any failure by Assignor to pay, perform and satisfy all its obligations arising thereunder prior to the date hereof.

               This Assignment is being delivered pursuant to the Asset Purchase Agreement dated as of May 29, 1996 by and among Clearview Cinema Group, Inc., a Delaware corporation, CCC Washington Cinema Corp., a Delaware corporation, CCC Allwood Cinema Corp., a Delaware corporation, and CCC New City Cinema Corp., a Delaware corporation (collectively, the "Purchasers") and Township of Washington Theater, Inc., a New Jersey corporation, Allwood Clifton Cinema, Inc., a New Jersey corporation and New City Cinemas, Inc., a New York corporation (collectively, the "Sellers") including the provisions of Articles III, IV and VII thereof regarding representations and warranties and indemnification, respectively.

               Witness the due execution hereof this the ____ day of May, 1996.

ATTEST:                                        NEW CITY CINEMAS, INC.

By: __________________________                 By: ___________________________

Title: _______________________                 Title: ________________________



ATTEST:                                        CCC NEW CITY CINEMA CORP.

By: __________________________                 By: ___________________________

Title: _______________________                 Title: ________________________

STATE OF NEW JERSEY
                                      SS.:
COUNTY OF _______________________

        I CERTIFY that on May ____, 1996, ____________________________
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

        (a) this person is the ______________ secretary of New City Cinemas, Inc., the corporation named in this document;

        (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is _______________________________, the ____________ President of
               the corporation;

        (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; and

        (d) this person signed this proof to attest to the truth of these facts.

                              -------------------------------------------------
                              (Print name of attesting witness below signature)

Signed and sworn to before me on May _______, 1996.

--------------------------------

STATE OF ________________________
                                      SS.:
COUNTY OF _______________________

        I CERTIFY that on May ____, 1996, ____________________________
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

        (a) this person is the ______________ secretary of CCC New City Cinema Corp. the corporation named in this document;

        (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is _______________________________, the ____________ President of
               the corporation;

        (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; and

        (d) this person signed this proof to attest to the truth of these facts.

                              -------------------------------------------------
                              (Print name of attesting witness below signature)

Signed and sworn to before me on May _______, 1996.

--------------------------------

               THIS AGREEMENT, dated the 18th day of January, 1965

BETWEEN ROBERT NELSON, residing at 591 Warwick Avenue, West Englewood, New Jersey, and LEO ZUCKER, residing at 241 Lyncrest Road, Englewood Cliffs, New Jersey, doing business as,

                              BRIDON REALTY CO., a Partnership, having its principal office at 207 Broad Avenue, Palisades Park, New Jersey,

                                       hereinafter referred to as "LANDLORD"

AND IRVING SHERMAN, residing at 30 Ehrhardt Road, Pearl River, New York, and DAVID SANDERS, residing at 232 Fairview Avenue, Englewood Cliffs, New Jersey,

                                        hereinafter referred to as "TENANTS"

                              W I T N E S S E T H:

               The LANDLORD hereby leases to the TENANT the following premises:
               "Building to be erected in the Clarkstown Plaza Shopping Center, New City, New York, as shown on plot plan of the said shopping center, initialled by the landlord and tenant and annexed hereto and made a part hereof, which building shall be approximately 65' x 135'." (Plan marked Exhibit A.)

The term of this demised premises shall be for Twenty-one (21) years starting on the 1st day of the calendar month next following issuance of the Certificate of Occupancy or temporary Certificate of Occupancy sufficient for the issuance of a Theatre Permit by the appropriate authority having jurisdiction thereof and the continuance thereof by the Municipal Authority having jurisdiction thereof for the building of which the demised premises shall be a part. If the issuance of the Certificate of Occupancy shall be delayed through the fault or neglect of the TENANT herein, in installation of any items in the demised premises, which are the obligation of the TENANT to install, and which installation is a prerequisite for the issuance of the CERTIFICATE OF OCCUPANCY, then the term of this Lease shall commence on the 1st day of the calendar month next following the date of completion by the LANDLORD or its Building Contractor of all construction work in said premises, which is the obligation of the LANDLORD. The parties hereto agree that a duly executed and acknowledged recordable memorandum shall be entered into by them at the time of the commencement of the term of this Lease, reciting therein, the date of commencement and termination of the term herein demised, to be used and occupied only for such purposes as are hereinafter specifically provided; the TENANT shall, however, pay rent for the time from the date of the Certificate of Occupancy, until the 1st day of the term of this Lease, in a pro rata amount.

        1. The TENANT shall pay an annual minimum rent during the term hereof as follows:

               During the first 7 years of
               this Lease  ..................................$21,000.00 per year

               During the 8th through the
               14th year of the Lease .......................$22,000.00 per year

               During the 15th through the
               21st year of the Lease .......................$23,000.00 per year


               Said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid

               2. In addition to the minimum rents hereinabove stated to be paid by the TENANT during the term herein demised, TENANT covenants and agrees to pay additional or augmented rent unto the LANDLORD based upon the gross receipts of all business conducted on or received from the theatre business to be conducted in the demised premises. For the full term of this Lease, such additional or augmented rent shall be equal to Fifteen (15%) percent of all such gross receipts in excess of One Hundred and Fifty Thousand ($150,000.00) Dollars during the first seven years of this Lease term. Such additional or augmented rent shall be equal to Fifteen (15%) percent of all such gross receipts in excess of: $157,000.00 for the Second Seven year term of this Lease, $164,000.00 for the Third Seven year term of this Lease, $178,000.00 for any extension or renewal term of this Lease, except during any extension pursuant to Paragraph 7 of this Lease, in which event the additional rent shall be as set forth therein. The term "year" herein referred to shall be the period of Twelve (12) consecutive months commencing on the date of the commencement of the term herein demised or on each anniversary of such date. Within Thirty (30) days after the end of each year of the term herein demised, TENANT shall submit to the LANDLORD, in writing attested by a Certified Public Accountant, a monthly statement of the gross receipts of the said theatre business, thereto, each such statement shall itemize the revenue realized from particular admissions. Each such statements shall be made at the TENANT'S expense, which shall be duly sworn to by the TENANT. TENANT agrees that his accounting practices and tabulatory method shall be consistent at all times with the best practices in the industry, and the LANDLORD, or its ACCOUNTANTS, at the LANDLORD'S own cost and expense, shall be privileged at any time, upon reasonable notice, to examine all books, records and other data pertinent to the operation of the theatre and to revenues. If the LANDLORD'S accountants shall find a discrepancy in such records which will reflect a sum of FIVE HUNDRED ($500.00) Dollars gross revenue or more, then in that event the TENANT shall pay for the accounting services rendered with this audit. Any amusement or sales taxes or other similar taxes which may be imposed by any present or future laws of any municipal, state or federal authority, or other lawfully constituted taxing authority, and which tax shall be collected by the TENANT from its patrons shall not be included in the gross receipts insofaras the computation of additional or augmented rent is concerned, the additional rents referred to in this paragraph are to be paid by the tenant to the landlord within Sixty (60) days after the end of each year of the term herein defined.

        3. The additional rent herein provided to be paid by the TENANT to the LANDLORD in addition to the minimum rent provided herein, although based on percentages of the gross receipts shall at all times be deemed additional rent for the use of the demised premises, and the LANDLORD shall, in no event, be deemed an associate of the TENANT in the conduct of the theatre business, nor shall the LANDLORD be liable for any debts incurred by the TENANT in the conduct of said business. The relation of the parties is, and shall at all times remain that of LANDLORD and TENANT.

        4. That the TENANT shall take good care of the premises and shall, at the TENANT'S own cost and expense make all repairs, except structural repairs, in and about the demised premises and all the equipment and fixtures therein installed, also excepting such roof repairs as shall be necessitated through no fault or negligence on the part of the TENANT, his employees, agents, invitees and sub-tenants, and excepting further, such repairs and replacements as shall be the duty and obligation of the LANDLORD to perform, as provided elsewhere herein, and at the end or other expiration of the term, shall deliver up the remised premises in good order or condition, damage by the elements or ordinary wear and tear excepted.

        5. The LANDLORD covenants that the premises herein demised, at the commencement of the term herein demised shall have complied with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County, City, Village, and Town Government, and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises with respect to all of said premises, which, by ther terms hereof, it is the LANDLORD'S duty and obligation to build, provide and supply, and to such extent as may be necessary to comply and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires, with respect thereto, at his own cost and expense. After the commencement of the term of this Lease, and full performance of LANDLORD's covenant in this paragraph above set forth, the TENANT shall promptly execute and comply with all Statutes Ordinances, Rules, Orders, Regulations and Requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the Correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all Rules Orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at the TENANT's own cost and expense.



        6. That the TENANT, successors, heirs, executors or administrators shall not make any alterations costing in excess One Thousand ($1000.00) Dollars on the premises without the LANDLORD's consent in writing, which consent will not be unreasonably withheld; or occupy or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term hereof shall immediately cease and determine at the option of the LANDLORD as if it were the expiration of the original term, provided TENANT shall fail to cure the default or commence and proceed with due diligence to cure said default within Thirty (30) days after notice thereof is given by LANDLORD to TENANT by REGISTERED MAIL.

        7. In case of damage by fire, or other factors which are insurable under comprehensive or extended coverage policies, to the building in which the leased premises are located, without the fault of the TENANT or of TENANT's agents or employees, the LANDLORD shall repair the damage with reasonable dispatch after notice of damage and if the damage has rendered the premises untenantable in whole or in part, there shall be an apportionment or abatement in the rent in proportion to the portion of the demised premises which are still usable for the purpose intended under this Lease. In determining what constitutes reasonable dispatch, due consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the LANDLORD's control. If such damage by fire, or other factors which are insurable under comprehensive or extended coverage policies, shall occur after the Tenth (10th) year of the term herein demised, shall be so extensive as to require repair and replacement by the LANDLORD at an aggregate cost in excess of Seventy-five Thousand ($75,000.00) Dollars, then the TENANT expressly agrees that if, at the time that repair to the premises shall have been fully completed, the then remaining unexpired term of this Lease be less than Ten (10) years, that the term of this Lease-hold shall be extended to terminate on the Tenth (10th anniversary of the completion of fire repairs aforesaid, all the terms and conditions, sheerin shall remain in full force and effect with the exception that the minimum annual rental during each year of such further term shall be Twenty-four Thousand ($24,000.00) Dollars per annum, payable in like manner as is hereinabove provided for such minimum rent and all additional or augmented rents hereinabove provided for, shall likewise be payable during such further term, if any. In the event the Landlord elects not to re-build, then the Landlord agrees not to rent the subject premises to any tenant for the purposes of operating a theatre therein during the remainder of what would have been the basic term of this Lease, including any extension applicable thereto. In the event the term is extended pursuant to the provisions of this paragraph, any such additional or augmented rent shall be equal to 15% of all such gross receipts in excess of $171,000.00 per year throughout the term of such extension. The remaining term of the original Lease shall be suspended from the time of such total or partial destruction until the premises shall be fully repaired and tenantable, at which time the term shall commence to run again and shall continue in all respects as if the date of completion was the day next succeeding the date of destruction. If, however, the cost of repairs shall exceed the said Seventy-five Thousand ($75,000.00) Dollars, and the term of this Lease shall have less than Five (5)


years to run, the LANDLORD may, at its option, elect not to rebuild; if under such circumstances the LANDLORD shall elect not to rebuild; then this Lease shall cease and come to an end and the rent shall be apportioned to the time of the damage. In this event any security deposit due and owing ot the Tenant shall be returned to the TENANT.

        8. The said TENANT agrees that the said LANDLORD and the LANDLORD's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

        9. The TENANT also agrees to permit the LANDLORD or the LANDLORD's agents to show the premises, during reasonable hours, to persons wishing to hire or purchase the same; and the TENANT further agrees that on and after Six (6) months next preceeding the expiration of the term hereby granted, the LANDLORD the LANDLORD's agents shall have the right to place notices on the and front of said premises, or any part thereof, offering the premises "To Let" or "For Sale" and the TENANT hereby agrees to permit the same to remain thereon without any hindrance or molestation.

        10. If the said premises or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, and such default shall not be cured within Fifteen
(15) days, or if any default be made in the performance of any of the covenants herein contained, and such default shall continue for Thirty (30) days after notice thereof sent by LANDLORD, by Registered Mail, to TENANT unless TENANT, within such Thirty (30) days corrects or commences and proceeds with due diligence to correct such default within such Thirty (30) day period, the LANDLORD or representatives may re-enter the said premises by force, summary proceeding, or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the TENANT hereby expressly waives service of any notice in writing of intention to re-enter, and the TENANT shall pay, at the same time as the rent becomes payable under the terms hereof, a sum equivalent to the rent reserved herein, and the LANDLORD may rent the premises on behalf of the TENANT, reserving the right to rent the premises for a longer period of time than fixed in the original Lease without releasing the original TENANT from any liability, applying any monies collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a reasonable condition, and then to the payment of the rent and all other changes due and to grow due to the LANDLORD, any surplus to be paid to the TENANT who shall remain liable for any deficiency.

        11. That in case of any damage or injury occurring to the glass in the demised premises, the TENANT shall cause said damage or injury to be repaired as speedily as possible at the TENANTS own cost and expense.

        12. That the TENANT shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner, except as consistent with normal business requirements in the operation of the TENANT's business.



        13. The TENANT is given permission to erect signs on the exterior of the demised premises, provided:

               (A) Said signs shall comply with all rules and Regulations of any governing authorities having jurisdiction thereof.

               (B) Said signs shall be installed without damage to the building, and

               (C) Said signs shall be erected only in such place and manner as is prescribed in the Plans and Specifications of the Architect of the building. And in case the LANDLORD, or the LANDLORD's representatives shall deem it necessary to remove any such sign, or signs, in order to make any repairs, alterations, or improvements in or upon said premises or building, or any part thereof, the LANDLORD shall have the right to do so, providing the same be removed and replaced at the LANDLORD's expense, whenever the said repairs, alterations, or improvements shall be completed.

        14. That the LANDLORD is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from ot into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever.

        15. Anything to the contrary herein not withstanding the TENANT shall not assign this Lease or sub-let any part of the demised premises without the prior written consent of the LANDLORD which consent will not be unreasonably withheld.

        Prior to requesting such consent the TENANT must present to the LANDLORD a copy of the proposed assignment or sub-leasing agreement, which shall not in any way violate the terms of this Agreement; and an assumption of all of the terms and conditions herein on the part of the

TENANT to be performed, by the assignee or sub-lessee; it is expressly understood and agreed that no assignment or sub-letting will relieve the original TENANT from any liability hereunder and that in no event will any consent be given by the LANDLORD if the TENANT is in default of any of the covenants or conditions of this Agreement.

        16. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent of any part thereof, as herein specified, or default, as herein specified, be made in the performance of any of the covenants and agreements in this lease contained, on the part of the TENANT to be performed, or if the TENANT shall fail to comply with any of the Statutes, Ordinances, Rules, Orders, Regulations and Requirements of the Federal, State and City Government, or of any and all their Departments and Bureaus, applicable to said premises, or hereafter established herein provided, or if the TENANT in possession shall file a Petition in bankruptcy, or be adjudicated a bankrupt, or make an assignment for the benefit of creditors to take advantage of an insolvency act, the


LANDLORD may, if the LANDLORD so elects, at any time thereafter, terminate this Lease and the term hereof, on giving to the TENANT in possession, Five (5) days' notice, in writing, of the LANDLORD's intention so to do, and this Lease and the terms hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this Lease for the expiration hereof. Such notice may be given by mail to the TENANT in possession, addressed to the demised premises.

        17. The TENANT shall pay to the authorities having control over water in the area all rents or charges which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises, should the latter be required. If such rent or charge or expenses are not so paid the same shall be added to the next month's rent thereafter to become due.

               In addition, if LANDLORD shall pay same, the TENANT shall pay the LANDLORD an additional amount equal to Six (6%) percent of the amount so paid together with the amounts so paid.

               The TENANT has also deposited with the LANDLORD this day, an additional security for the payment of water charge in the sum of One Hundred ($100.00) Dollars, which shall be repaid to the TENANT as soon after the end of the term hereof is determined that all water charges have been paid. If they have not so been paid, then the sum shall be applied to the payment of said unpaid charges and the balance returned to the TENANT.

        18. That the TENANT will not, nor with the TENANT permit undertenants, or other persons, to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises, or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises, or any part thereof other than as set forth herein, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the TENANT agrees to pay any such increase.

        19. The failure of the LANDLORD to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the LANDLORD may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

        20. That should the land whereon said building stands or any part thereof, be condemned for public use, then in that event, upon the taking of the same for such public use, this Lease, shall be null and void, and the term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of the said date, and any security due and owing to the TENANT shall be returned to the TENANT. In the event that there be a partial condemnation of such premises whereby the interior dimensions of the theatre auditorium are not substantially diminished, the LANDLORD shall make such repairs to said premises as may then be necessary, and the Lease shall continue effective in all respects, except that there shall be an apportionment of rent decreasing the amount thereof equal to the ratio between TENANT's gross receipts from the operation of its theatre business in the One (1) year period following commencement of operation after completion of repairs made necessary by said condemnation, and the period of the One (1) year immediately preceding the termination of its business by reason of said condemnation. TENANT shall continue to pay the rent originally provided herein until such ratio is established and thereafter shall pay such rent established by the application of such ratio, and the LANDLORD shall thereupon refund to the TENANT the amount of excess, if any, between the rent theretofore paid by TENANT and the rent established by such ratio, and TENANT shall pay to LANDLORD any additional rent found due. The TENANT shall in no event make any claim in any condemnation proceeding and shall have no right to any part of any condemnation award, except that TENANT may make claim for person property and trade fixtures which are the property of the TENANT.

        21. If after default in payment of rent or violation of any other provision of this Lease, or upon the expiration of this Lease, the TENANT moves out or is dispossessed and fails to remove any trade fixtures or other property prior to said such default, removal, expiration of

Lease, or prior to the issuance of the final order of execution of the warrant, then, and in the event, the said fixtures and property shall be deemed abandoned by the said TENANT and shall become the property of the LANDLORD.

        22. In the event that the relation of the LANDLORD and TENANT may cease or terminate by reason of the re-entry of the LANDLORD under the terms and covenants contained in this Lease, by the ejectment of the TENANT by summary proceedings or otherwise or after the abandonment of the premises by the TENANT, it is hereby agreed that the TENANT shall remain liable and shall pay in monthly installments, the rent which accrues subsequent to the re-entry by the LANDLORD, and the TENANT expressly agrees to pay, as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the LANDLORD during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected, if any, plus Six (6%) percent of this amount, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained, and the TENANT waives and will waive all rights to trial by jury in any summary proceedings hereafter instituted by the LANDLORD against the TENANT in respect to the demised premises or in any action brought to recover rent or damages hereunder.

        23. This Lease and the obligation of TENANT to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of TENANT to be performed shall in no way be affected, impaired, or excused because LANDLORD is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making repairs, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of governmental preemption in connection with any National Emergency declared by the President of the United States or in connection with any Rule


Order, or Regulation of any department or sub-division thereof of any governmental agency or by reason of the condition of supply and demand which have been, or are affected by the war, or by reason of any labor dispute or inability to obtain the materials from its normal sources of supply or for any other reason beyond LANDLORD's control.

        24. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by the LANDLORD to the TENANT, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service". No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The LANDLORD shall not be required to furnish, and the TENANT shall not be entitled to receive, any of such "services" during any period wherein the TENANT shall be in default in respect to the payment of rent. Neither shall there by any abatement or diminution of rent because of making repairs, improvements or decoration to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed. The provisions of this paragraph are predicated on LANDLORD diligently making the repairs or improvements and resumption of "services" referred to therein.

        25. The TENANT agrees to keep and maintain the sidewalks abutting the premises free from any accumulation of ice or snow.

        26. Upon the commencement of the term, and provided that the LANDLORD has delivered same free from any substantial variations and defects, the TENANT shall bear the entire cost and expense thereafter, during the term of the Lease, of each of the following as shall be required in the demised premises: Heat, hot water, water, Janitor service, gas, electricity, and Maintenance and repair of cesspools, Sewer Utility Service, plumbing, heating and air-cooling systems, and all electrical wiring and fixtures. The LANDLORD agrees and covenants that he will do all that may be necessary to enforce contractors' liabilities for work, labor and services supplied by contractors in the course of construction, of so much of the demised premises as was LANDLORD's duty hereunder to construct, including, but not limited to all covenants, warranties and guarantees with respect thereto. The LANDLORD further agrees to guarantee all workmanship for a period of one year after the commencement of the term of this Lease.

        27. The TENANT shall procure and maintain throughout the term of this Agreement, for the benefit of both LANDLORD and TENANT as their interests shall appear, plate glass insurance covering the premises herein demised; said policy shall name both LANDLORD and TENANT as insured thereby and the original policy shall be deposited with the LANDLORD within Thirty (30) days of the commencement of the term of this Agreement. Upon failure of the TENANT to so deposit said policy, the LANDLORD shall have the privilege to procure said insurance on its own application therefore, and the amount of the premium, if paid by the LANDLORD, shall be due and payable with the rent installment next due and shall be considered as additional rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder, plus Six (6%) percent of the amount so paid.



        28. If any mechanic's lien or liens shall be filed against the premises for work done or materials furnished to the TENANT, the latter shall; within Thirty (30) days thereafter, at his own cost and expense, cause such lien or liens to be discharged by filing the bond, or bonds, required for that purpose by Law.

        29. The TENANT SHALL, at his own cost and expense, procure and maintain during the entire term of this Agreement, public liability insurance from a reputable company, which policy shall be in the sum of Five Hundred Thousand ($500,000.00) Dollars to One Million ($1,000,000,00) Dollars.

       The TENANT shall deposit with the LANDLORD the original of all such policies prior to taking possession of the demised premises and shall further deposit with the LANDLORD the original of any renewal policies of at least Twenty (20) days prior to the expiration date of the policy in effect. In the event such policies are not delivered to the LANDLORD, the LANDLORD may secure such insurance, and the TENANT agrees to pay for same, plus Six (6%) percent of any amount paid by the LANDLORD for the said insurance.

        30. There are no representatives, warranties, terms or obligations other than those expressed in this Agreement. No variation of this Lease shall be valid unless in writing and signed by the party to be charged. Any holding over by the TENANT after the term of this Lease shall be unlawful and in no matter constitute a renewal or extension of the Lease Agreement.

        31. The LANDLORD shall not be liable for damage or injury to person or property unless written notice of any defect, alleged to have caused such damage or injury, shall have been given to the LANDLORD a sufficient time before such occurrence to have reasonable enabled the LANDLORD to correct such defect. Nothing herein contained shall impose any additional obligation on the LANDLORD to make repairs, other than those repairs which the LANDLORD has specifically agreed to make under the terms of this Lease.

        32. Any notice by either party to the other shall be deemed duly given only if in writing and delivered either personally, or by Registered Mail, addressed (a) if to the TENANT, c/o Bram Studio at 630 Ninth Avenue, New York City, and (b) if to the LANDLORD, at 207 Broad

Avenue, Palisades Park, New Jersey, or any subsequent address which either of the parties hereto may designate for such purpose in writing. If either party admit receipt of such notice, evidence thereof shall not be necessary.

        33. It is mutually covenanted that if the LANDLORD shall pay, or be compelled to pay any sum of money, or shall perform any act, or be compelled to perform any act, which act shall require the payment of any sum of money, by reason of the failure of the TENANT to perform any one or more of the covenants herein contained, the sum or sums so paid by the LANDLORD, together with all interest, costs and damages, shall after TEN (10) days' written notice and demand, be added to the rent installment next due and shall be collectible in the same manner and with the same remedies as if originally reserved as rent hereunder.

        34. The LANDLORD covenants to commence construction within Two (2)


months after issuance of Building Permit and LANDLORD shall proceed with due diligence to obtain said Building Permit, and complete construction within One
(1) year thereafter a theatre building for the use and occupancy of the TENANT, such building to be erected in accordance with the approved plans and specifications of William Ely Kohn as consultant, with a New York Architect of LANDLORD's selection, which are to be identified and approved by the initialing thereof by the parties to this Agreement and annexed hereto.

        35. Said premises shall be used and occupied only for the following purposes:

        (A) The motion picture theatre auditorium shall be used only for the display of motion pictures, closed-circuit television features, and live stage presentations, meetings, lectures and similar uses; the same to be shown or exhibited to the general public upon paid admission and in confirmity with all laws, rules and regulations and amendments thereto, applicable to the conduct of such business, and to the premises herein demised, and TENANT shall have the right to sell and dispense such merchandise and services that are compatible with its business.

        36. As and for further consideration herein, the TENANT covenants and agrees to provide, solely at his own cost and expense, and to install in the demised premises, solely at his own cost and expense, all of the equipment necessarily requisite to or incidental to the use and operation of the demised premises as a motion picture theatre; the items which shall be so installed by that TENANT are more particularly defined as follows, but not limited thereto:

               (A) Notless than 550 theatre seats, to be spaced no less than 34 inches back to back.

               (B) Two projection machines complete with lamps, rectifiers or generators, including dual sound equipment.

               (C) Carpeting or other material of equal value throughout the lounge and aisle of the theatre.

               (D) Poster frames for the display of attractions in the lobby and immediately outside theatre lobby.

               (E) Rubber mats in the lobby to be placed in floor recessors provided by the LANDLORD.

               (F) An attraction sign to be erected by the Tenant.

               (G) A motion picture screen of the latest type, capable of accommodating cinemascope, or any other modern projection system, generally accepted for similar theatres.

               (H) All fixtures and appointments necessary to be in the theatre lounge.

               (I) A ticket machine, ticket box and relative accessories. The ticket machine shall be of such a nature that it will have an automatic county device attached thereto which cannot be reset.

               (J) Complete decoration and painting, to the extent that TENANT may require of deem necessary such painting, except that all painting in visual auditorium shall be done by LANDLORD at LANDLORD's expense in colors selected by TENANT.

               (K) All necessary lighting fixtures.

               (L) All other accessories properly requisite for the proper operation of a motion picture theatre consistent with the most modern prevailing practices.

               All items aforesaid shall be new equipment, except projection booth equipment and chairs which may be fully reconditioned modern equipment, of the modern type and design and shall be installed in a good and workmanlike manner without damage to the equipment or to the freehold; and upon annexation to the freehold, the same shall be deemed part of the realty and be irrevocably the property of the LANDLORD. All such items installed in the demised premised, but not annexed to the realty shall become the property of the LANDLORD irrevocably. The TENANT expressly covenants that he will install in the demised premises all the aforesaid equipment and decorations which shall aggregate in value not less than Forty Thousand ($40,000.00) Dollars at the time of its installation, and the TENANT further covenants that the entire cost of all equipment shall have been fully paid.

        37. The TENANT covenants, at his own cost and expense during the entire term of this Lease, to keep and maintain fire insurance on all the contents, machinery, equipment and furnishings installed in the motion picture theatre auditorium, loungd, lobby and projection room, with companies duly authorized by the State of New York to do business therein to Eighty (80%) percent of the full insurable value of said contents, machinery, equipment and furnishings. All of such insurance shall provide that the loss, if any, shall be paid to the LANDLORD and all of said policies shall be delivered to the LAND LORD not later than Fifteen (15) days after the commencement of the term herein demised. All payment on account of lossess made to the LANDLORD, the LANDLORD covenants to hold such funds in Trst and to apply them solely to the cost of repairing and/or replacing any items so damaged by fire, and to pay such surplus, if any, to the TENANT; and if any deficit shall occur by virtue of the recovery pursuant to said insurance be insufficient to meet the cost of such replacement and/or repair, TENANT covenants immediately to pay such deficit necessary to effect full rehabilitation or replacement of the contents of the building. The TENANT shall have the exclusive right to adjust such loss and LANDLORD covenants to execute any and all documents that may be required to accomplish that purpose. In case of default by the TENANT in having such policy of insurance issued, the LANDLORD may cause said policies to be issued at TENANT's expense. On default by the TENANT IN the payment of any premium on any such policy when the payment thereof shall be due, LANDLORD may thereupon pay such premium, and the TENANT covenants to reimburse the LANDLORD for the entire amount so paid, plus Six (6%) percent upon demand. Any sum of money paid by the LANDLORD in effecting such insurance, or in remedying default of the TENANT in paying a premium thereon when due, shall be collectible by the LANDLORD with the same remedies as if reserved specifically as rent hereunder. Any such amount to be due and payable to the LANDLORD on the rent-day next ensuing the date upon which the LANDLORD shall make such payment.

        38. The TENANT covenants that it shall, solely at its own cost and expense, maintain throughout the entire term herein demised, all equipment, machinery, furnishings, and contents necessarily installed in the demised premises, in good working order and repair, and the TENANT further covenants that any of such equipment shall be replaced by the TENANT from time to time during the term hereof, solely at his own cost and expense, so that the equipment employed in the said theatre shall, at all times be maintained with the then existing standards for the conduct of a similar business or enterprise. And the TENANT further covenants to provide thw said premises with such equipment as may, from time, to time, during the term herein demised, become the accepted standard for the operation of a similar business or enterprise. Such old equipment as

TENANT may replace with new equipment, pursuant to the terms hereof, shall become the property of the TENANT immediately upon installation of such replacement equipment. Upon the annexation or replacement of any equipment in the demised premises, same shall immediately be deemed, solely and exclusively, the property of the LANDLORD, free and clear of all liens and encumbrances, and the TENANT covenants that such will be the case...In no event shall the LANDLORD, have any obligation whatsoever with respect to the maintenance, repair or replacement of any of the furnishings, equipment, machinery or other contents in the demised premises.

        39. The TENANT expressly agrees and covenants that the demised premises shall be fully equipped as a motion picture theatre and shall commence normal operations of business not later than sixty (60) days after the commencement of the term of this Lease Agreement; and TENANT further covenants that the said theatre premises shall be operated and maintained open for business in a normally accepted manner during each day of not less than 335 days of each year during the term herein demised, unless prevented by factors beyond its control; and that each such day there shall be given at least one evening performance. TENANT covenants that the theatre business shall be conducted in a manner consistent with the best standards prevalent throughout upon the demised premises for the purpose of financing the construction of same. The TENANT AGREES that the LANDLORD is hereby made the TENANT's agent to sign any SUBORDINATION Agreement to effectuate this clause, if required by the Mortgagee.

                            -----------------------

the term of the Lease herein demised, and that the TENANT shall employ adequate and sufficient help requisite to the maintenance of the premises and the conduct of the business, and that admittance to the theatre shall at all times be open to the general public upon payment of fees which shall, at all times, be
consistent with standards governing and prevailing in the industry. TENANT further covenants that it shall accept no consideration whatsoever in lieu of payment of a full standard admission price from any patrons patronizing the said theatre, except that TENANT shall be entitled to issue and honor a reasonable number of free admission passes.



        The TENANT shall have free access to the demised premises during construction and prior to the date of possession as herein defined for the purpose of inspection and installation of equipment.

        40. It is understood and agreed between the parties hereto that no broker or agent negotiated, was instrumental, or was in any way responsible for the leasing of the within described premises. TENANT agrees to hold the LANDLORD harmless and to indemnify the LANDLORD for any claims for renting of the demised premises from any broker.

        41. Notwithstanding anything herein to the contrary the subordination of this Lease to any such existing or new mortgage is conditional upon the existing or new mortgagee, simultaneously with the making of this Lease or of such new mortgage, entering into an agreement in recordable form by its terms binding upon the Mortgagee, its successors and assigns whereby the Mortgagee agrees that in the event it should become necessary to foreclose said Mortgage, it will cause the sale of said premises to be made subject to this Lease, provided that the Tenant is not in default under any of the terms, conditions, or covenants of this Lease at the time of such foreclosure.

        42. LANDLORD covenants that it shall maintain adequate insurance coverage for fire loss, including full comprehensive and extended coverage, on the demised premises.

        43. The Tenant covenants and agrees that all labor and services to be performed on the premises herein demised in connection with the installation of TENANT's apparatus, fixtures and furnishings, shall all be done by Union help only.

        44. All duties and obligations herein of TENANT and LANDLORD and each of them, shall be considered a covenant. All duties and obligations of the parties hereto, which must be performed or undertaken within specific time limits, performance of which have been delayed, shall have the time limits extended for the duration of the delay caused by strikes, adjustment of insurance and other causes which are beyond the control of the party charged with the obligation. Whenever either of the parties hereto are required, by the terms hereof, to perform or commence performance of any obligation or duty thereunder, and no specific time limit is set forth with respect to the performance of such time limit, a period of Sixty (60) days shall be the time within such duty and obligation is to be performed.

        45. And the said LANDLORD does covenant that the said TENANT, on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

        46. And it is mutually understood and agreed that the covenants and agreements contained in the with Lease shall be binding upon the parties hereto and upon their respective heirs, executors and administrators.

        47. The TENANT shall be responsible for any tax increase over and above the tax for the base tax year. The base tax year shall be considered that year in which the property is first fully assessed and in which the building is substantially completed. Any tax over and above such first full year's assessment shall be paid by the TENANT pro rata as the area of his premises bears to the over-all premises. The area of the parking lot shall not be considered; the proportion being square footage of the theatre as against the square footage of the entire building in the said shopping center.

        48. Notwithstanding anything to the contrary contained herein, the TENANT shall, within Thirty (30) days of the date hereof, assign this Lease to a new corporation, which shall be formed for that purpose wherein DAVID SANDERS & IRVING SHERMAN shall be the majority shareholders, and the TENANT need not secure the LANDLORD's consent to such assignment. The new corporation shall execute an assumption agreement of all of the terms and conditions on the part of the TENANT to be performed and shall deliver same to the LANDLORD, at 207 Broad Avenue, Palisades Park, New Jersey, and TENANT shall from and after the date of such assignment be released from any and all obligations under the terms of this Lease.

        49. TENANT has, this day, deposited with the LANDLORD the sum of Twenty Thousand ($20,000.00) Dollars as security for the full and faithfullperformance by the TENANT of all of the terms and conditions on the part of TENANT to be performed. The LANDLORD shall pay the TENANT the sum of Two (2%) percent per annum on the aforesaid security deposit of Twenty Thousand ($20,000.00) Dollars, payable annually during the first Seven (7) years of the term of this Lease. After the end of the Seventh (7th) year, no interest shall be paid by the LANDLORD to the TENANT. Commencing with the end of the Eighth (8th) year of the term of this Lease, the sum of One Thousand Four Hundred Twenty-Eight Dollars and Fifty-seven Cents ($1,428.57) shall be returned to the TENANT annually until the time fixed as the expiration of the term of the Lease, herein provided, provided the TENANT has fully and faithfully carried out all of the terms, covenants and conditions on his part to be performed. In the event LANDLORD fails to return to the TENANT the amount of security annually due it within Thirty (30) days after the same is due, the TENANT may reduce the next installment or installments of rent by the amount due. It is the intention of the parties hereto that upon the termination of Twenty-one (21) years from the commencement of the TENANT's possession of the premises, the full sum of Twenty Thousand ($20,000.00) Dollars shall have been returned to the Tenant.

        50. The LANDLORD agrees that they or their families or any stockholders, officers or directors will not directly or indirectly, individually, as partners or as officers, directors, stockholders or employees or any corporation, construct, maintain, conduct or operate a theatre within the radius of 7 miles of the demised premises with the State of New York.

        51. Patrons of TENANT shall have the right to common use of all parking areas in the Shopping Center, of which the demised premises are a part and it shall be the sole obligation of the LANDLORD to maintain such parking areas, including but not limited to snow removal and LANDLORD shall provide adequate lighting.

        52. TENANT shall have and is hereby given the option renew this Lease for an additional period of Ten (10) years, provided that written notice to that effect is given to the LANDLORD by registered or certified mail Six (6) months prior to the expiration of the Lease and provided further, ath at all the covenants and conditions of the within Lease shall govern such renewal period, except that the base rent for this period shall be Twenty-five thousand ($25,000.00) Dollars.

        53. It is understood and agreed by and between the LANDLORD and TENANT that this Lease is predicated on LANDLORD obtaining a Building Permit. In the event LANDLORD fails to obtain said Permit, this Agreement shall be considered null and void and the security paid thereunder shall be returned to TENANT forthwith and upon return of same, neither party shall have any further rights against the other.

        54. It is understood and agreed between the parties hereto that in the event the number of chairs in the visual auditorium, which is the subject of this Lease, shall exceed Six Hundred (600), the TENANT shall pay to the LANDLORD an additional rent at the rate of Forty ($40.00) Dollars per year for each such chair in excess of Six Hundred (600). Any such additional rent shall be due and apyable on the last day of any year of the within term or extension thereof, when such additional rental shall be payable. In the event that such chairs are added to the auditorium, then the augmented rent payable under Paragraph 2 of this Lease shall be paid pursuant to base gross receipts of $150,000.00, plus $7,000.00 for each additional rent of One Thousand ($1,000.00) Dollars per year payable under the terms of this paragraph.

        54a. It is understood and agreed by the parties hereto that in no event shall the term of the within Lease commence prior to the actual operation of business by the Grand Union Super Market located in the shopping center.

        55. It is understood and agreed between the parties hereto that the TENANT shall pay to the LANDLORD the sum of Five Hundred ($500.00) Dollars per year for the full term of this Lease or any extension thereof, in consideration of the rights extended to it under the provisions of paragraph Fifty-one (51) of the within Lease. This sum shall be payable on the last day of each year of the Lease term or any extension thereof.

        56. The additional rent based upon the percentage of gross receipts, set forth in paragraph Two (2) of the within Lease shall be computed in order to permit the TENANT to deduct the additional cost to the TENANT of any "specials" that may be run at the demised premises from the gross admission receipts, as defined herein, for the purpose of computing such additional rental. In no event, however, shall such deduction be taken as would reduce such admission receipts, for any such "special" to an amount lower than the gross receipts would have been for a customary regular performance. For the purposes of this Paragraph a special shall be any motion picture for which the TENANT pays at least Forty (40%) percent of its income for exhibition rights.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their corporate officers and caused their proper corporate seals to be hereto affixed this 18th day of January, 1965. WITNESS:


                                                                             (L
                                              ---------------------------------
                                              ROBERT NELSON d/b/a
-----------------------------                 BRIDON REALTY CO.
(AS TO ROBERT NELSON)

                                                                             (L
                                              ---------------------------------
                                              LEO ZUCKER, d/b/a
-----------------------------                 BRIDON REALTY CO.
(AS TO LEO ZUCKER)

                                                                             (L
                                              ---------------------------------
                                              IRVING SHERMAN
-----------------------------
(AS TO IRVING SHERMAN)

                                                                             (L
                                              ---------------------------------
                                              DAVID SANDERS
-----------------------------
(AS TO DAVID SANDERS)

                               ASSIGNMENT OF LEASE

               KNOW THAT, IRVING SHERMAN, residing at 30 Ehrhardt Road, Pearl River, New York, and DAVID SANDERS, residing at 232 Fairview Avenue, Englewood Cliffs, New Jersey, hereinafter called the Assignors, do hereby assign, transfer and set over unto NEW CITY TOWN THEATRE, INC., a New York corporation having its principal office c/o Norman Miller, 550 Fifth Avenue, Borough of Manhattan, City of New York, hereinafter called the Assignee, all their right, title and interest in and to and under a certain lease between the Assignors as Tenants and ROBERT NELSON and LEO ZUCKER, doing business as BRIDON REALTY CO., a partnership having its principal office at 207 Broad Avenue, Palisades Park, New Jersey, as Landlord, dated January 18, 1965, covering the following premises:

               " 'Building to be erected in the Clarkstown Plaza Shopping Center, New City, New York, as shown on plot plan of the said shopping center initialled by the landlord and tenants and annexed hereto and made a part hereof, which building shall be approximately 65' x 135'.' (Plan marked Exhibit A.)"

for the full term thereof, and the Assignee does hereby undertake and assume the full, faithful and complete performance of all the terms, conditions and provisions of said lease, including any and all obligations on the part of the Lessee thereunder, for the entire term of said lease.

               IN WITNESS WHEREOF, the Assignee has caused these presents to be executed by its proper corporate officer and has caused its seal to be hereto affixed and the Assignors have hereunto set their hands and seals the 21st day of February, 1966.



                                        ---------------------------------------
                                        IRVING SHERMAN

                                        ---------------------------------------
                                        DAVID SANDERS

                                        NEW CITY TOWN THEATRE, INC.

                                        BY:____________________________________
                                                                      President

                                        ---------------------------------------
                                                                      Secretary

STATE OF NEW YORK             )
                              :       SS.:
COUNTY OF NEW YORK            )

               BE IT REMEMBERED, that on this 21st day of February, 1966, before me personally came IRVING SHERMAN and DAVID SANDERS, to me known and known to me to be the individuals described in and who executed the foregoing instrument, and duly acknowledged that they executed the same.

                                             -----------------------------------

STATE OF NEW YORK             )
                              :       SS.:
COUNTY OF NEW YORK            )

               On the 21st day of February, 1966, before me came JANE ZADOROZNY, to me known who being by me duly sworn, did depose and say that she resides at 115 Cliffside Drive, Yonkers, New York; that she is the Secretary of NEW CITY TOWN THEATRE, INC., the corporation described in ad which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it is so affixed by the order of the Bord of Directors of said corporation and that she signed her name thereto by like order.

                                             -----------------------------------

        Addendum to Lease dated this 10th day of February, 1981, by and between ROBERT NELSON, residing at Voorhis Point, South Nyack, New York, and LEO ZUCKER, residing at 134 Hollywood Avenue, Englewood Cliffs, New Jersey, doing business at BRIDON REALTY CO., a partnership, having its principal office at 207 Broad Avenue, Palisades Park, New Jersey, hereinafter referred to herein as "Landlord" and NEW CITY TOWN THEATRE, INC., a New York Corporation, having its principal office c/o Bram Studio Inc., 229 West 42nd Street, New York, New York, hereinafter referred to herein as "Tenant."

                               W I T N E S S E T H

        WHEREAS, Landlord has heretofore and on or about January 18, 1965, entered into a lease with IRVING SHERMAN and DAVID SANDERS, as Tenants, for the rental of a certain building to be erected in the Clarkstown Plaza Shopping


Centre, hereinafter referred to herein as "Lease" for a period of twenty-one years as therein set forth, and

        WHEREAS, the said IRVING SHERMAN and DAVID SANDERS have heretofore, and with Landlord's consent, assigned said Lease to the Tenant by assignment in writing dated February 1, 1966, and recorded on the 11th day of April 1966, in the office of the Clerk of Rockland Court in Liber 807 of Deeds, page 411; and

        WHERAS, the Landlord has agreed with the Tenant to rent to the said Tenant additional space to be improved by the Landlord as more particularly hereinafter set forth; and

        WHEREAS, the said Landlord and Tenant are also desirous of modifying the terms and conditions of said Lease, as more particularly hereinafter set forth;

        NOW THEREFORE, in consideration of the foregoing, it is mutually agreed as follows:

        The Landlord hereby leases to the Tenant in addition to the premises demised in the Lease the following premises:

        Building to be erected (or altered and modified) in the Clarkstown Plaza Shopping Centre, New City, New York, adjoining the demised premises together with the demised premises in lease, as shown on the plot plan of the Shopping Centre, initialled by the Landlord and Tenant and annexed hereto and made a part hereof, which buildings shall be approximately 120 feet by 38 feet. (Plan marked Exhibit "A")

        The term of the Lease for both premises shall be for twenty-one (21) years, starting on the 1st day of the calendar month next following the issuance of the Certificate of Occupancy or temporary Certificate of Occupancy sufficient for the issuance of a Theatre Permit by the appropriate authority having jurisdiction thereof and the continuance thereof by the Municipal Authority having jurisdiction thereof for the building of which the premises demised herein by this Addendum shall be a part. If the issuance of the Certificate of Occupancy shall be delayed solely through the fault or neglect of the Tenant herein, in installation of any items in said premises demised herein, which are the obligation of the Tenant to install, and which installation is a prerequisite for the issuance of the Certificate of Occupancy, then the term of this Addendum of Lease shall commence on the 1st day of the calendar month next following the date of the completion by the Landlord or their building contractor of all construction work in said new premises, which is the obligation of the Landlord. The parties hereto agree that a duly executed and acknowledged recordable memorandum of Lease shall be entered into by them at the time of the commencement of the term of this Addendum of Lease, reciting therein the date of commencement and termination of the term herein demised and the purpose for its use and occupancy as more particularly set forth in the Lease. The Tenant shall, however, pay rent for the time from the date of the Certificate of Occupancy until the first day of the term of this Addendum of Lease, in a pro rata amount.

        1. (New) The Tenant shall pay an annual minimum rent during the term of the Addendum of Lease for the premises heretofore demised under the Lease and the premises demised under this Addendum of Lease as follows:



        The total sum of sixty-five thousand ($65,000.00) dollars per annum. Said rent to be paid in equal monthly payments, in advance, on the 1st day of each and every month during the term aforesaid.

        2.  Paragraph 2 of the Lease is modified to read as follows:

        In addition to the minimum rents hereinabove set forth to be paid by the Tenant during the term herein demised, Tenant covennats and agrees to pay additional or augmented rent unto Landlord based upon the gross ticket receipts from the theatre business to be conducted in both demised premises. Such additional or augmented rent shall be equal to fifteen (15%) per cent of all such gross receipts in excess of six hundred thousand ($600,000.00) dollars per annum during the term of this Addendum of Lease. The term "year" herein referred to shall be the period of twelve (12) consecutive months commencing on the date of the commencement of the term herein demised or on each anniversary of such date. Within thirty (30) days after the end of each year of the term herein demised, Tenant shall submit to the Landlord, in writing, attested by a Certified Public Accountant, a monthly statement of the gross receipts of the said theatre business, each such statement shall itemize the revenue realized from particular admissions. Each such statement shall be made at Tenant's expense, which shall be duly sworn to by the Tenant. Tenant agrees that its accounting practices and tabulatory method shall be consistent at all times with the best practices in the industry, and the Landlord or their accountant, at Landlord's own cost and expense, shall be privileged at any time, upon reasonable notice, to examine all books, records or other data pertinent to the operation of the theatres and to revenues. If the Landlord or their accountant shall find a discrepancy in such records which will reflect a sum of $1,500.00 gross revenue or more, then and in that event the Tenant shall pay for the accounting services rendered with this audit. Any amusement or sales taxes or other similar taxes which may be imposed by any present or future laws of any municipal, state or federal authority, or other lawfully constituted taxing authority, and which tax shall be collected by the Tenant from its patrons shall not be included in the gross receipts insofar as the computation of additional or augmented rent is concerned. The additional rents referred to in this paragraph are to be paid by the Tenant to the Landlord within sixty (60) days after the end of each year of the term as herein defined.

        3. Paragraph 5 of the Lease is modified to read as follows:

           The Landlord covenants that the premises together with the improvement erected or to be erected thereon demised by this Addendum of Lease, at the commencement of the term herein demised, shall have complied with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County, City, Village and Town government, and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises with respect to all of said premises, which, by the terms hereof, it is the Landlord's duty and obligation to build, provide and supply, and to such extent as may be necessary to comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires, with respect thereto, at their own cost and expense. After the commencement of the term of this Addendum of Lease, and full performance of


Landlord's covenant in this paragraph above set forth, the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City government and of any and all their departments and bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term, and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at the Tenant's own cost and expense.

        4. Paragraph 6 of the Lease is modified to read as follows:

        That the Tenant, its successors, heirs, executors or administrators shall not make any alterations costing in excess of $5,000.00 dollars on the premises demised by Lease or by this Addendum of Lease without the Landlord's consent in writing, which consent will not be unreasonably withheld, or occupy or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra hazardous on account of fire, under the penalty of damages and forfeiture and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term provided Tenant shall fail to cure the default or commence and proceed with due diligence to cure said default within thirty
(30) days after notice thereof is given by the Landlord to the Tenant by registered mail.

        5. (New) This Addendum of Lease is subject to Landlord obtaining a necessary Building Permit for the erection and completion of the building as more particularly described in this Addendum. Tenant agrees to make application for said building permit at Landlord's own cost and expense. In the event that a building permit is not obtained this Addendum of Lease shall be null and void and the terms and conditions set forth in the Lease shall be binding upon the parties with the same force and effect as if this Addendum of Lease had not been executed between the parties.

        6. (New) Until such time as the premises to be completed under this Addendum of Lease are ready for occupancy as more particularly herein described, the terms and conditions set forth in the Lease shall be binding upon the parties with the same force and effect as if this Addendum of Lease had not been executed between the parties.

               Nothing contained in Paragraph 5 and 6 herein is intended to abrogate, annul, void or cancel any claim or cause of action, legal, equitable or otherwise that either party may have against the other by reason of any breach of any of the terms and conditions of this Addendum of Lease.

        7. (New) All the terms and conditions of the Lease not specifically cancelled and/or deleted by this Addendum of Lease and which are not inconsistent with the terms, conditions and sense of this Addendum of Lease, shall be deemed incorporated into this Addendum of Lease and shall affect and be binding upon both demised premises and the parties hereto and any reference to the premises in said Lease or any similar allusion is intended to embrace both the premises demised under the Lease and the premises demised under this Addendum of Lease.



         8.  Paragraph 7 of the Lease is amended to read as follows:

        In case of damage by fire, or other factors which are insurable under comprehensive or extended coverage policies to the buildings in which the two demised premises are located, without the fault of the Tenant or of Tenant's agents or employees, the Landlord shall repair the damage with reasonable dispatch after notice of damage and if the damage has rendered the premises untenantable in whole or in part, there shall be an apportionment or abatement in the rent in proportion to the portion of the demised premises which are still usable for the purpose intended under this Lease. In determining what constitutes reasonable dispatch, due consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the

Landlord's control. If such damage by fire, or other factors which are insurable under comprehensive or extended coverage policies, shall occur after the Tenth
(10th) year of the term demised in this Addendum of Lease shall be so extensive as to require repair and replacement by the Landlord at an aggregate cost in excess of $150,000.00, then the Tenant expressly agrees that if, at the time that repair to the premises shall have been fully completed, the then remaining unexpired term of this Lease be less than Ten (10) years, that the term of this lease-hold shall be extended to terminate on the Tenth (10th) anniversary of the completion of fire repairs aforesaid, all the terms and conditions, therein shall remain in full force and effect. The remaining term of the original Lease shall be suspended from the time of such total or partial destruction until the premises shall be fully repaired and tenantable, at which time the term shall commence to run again and shall continue in all respects as if the date of completion was the day next succeeding the date of destruction. If, however, the cost of repairs shall exceed the said $150,000.00, and the term of this Lease shall have less than Five (5) years to run, the Landlord may, at its option, elect not to rebuild; if under such circumstances the Landlord shall elect not to rebuild, then this Lease shall cease and come to an end and the rent shall be apportioned to the time of the damage.

        In the event the Landlord elects not to re-build, then the Landlord agrees not to rent the subject premises to any Tenant for the purposes of operating a theatre therein during the remainder of what would have been the basic term of this Lease, not including any extension applicable thereto. In this event any security deposit due and owing to the Tenant shall be returned to the Tenant.

        9. Paragraph 26 of the Lease is amended to read as follows:

        Upon the commencement of the term herein provided, and provided that the Landlord has delivered same free from any substantial variations and defects, the Tenant shall bear the entire cost and expense thereafter, during the term of the Lease, of each of the following as shall be required in the demised premises: Heat, hot water, water, janitor service, gas, electricity, sewer utility service, plumbing, heating and air-cooling systems, and all electrical wiring and fixtures. The Landlord agrees and covenants that they will do all that may be necessary to enforce contractors' liabilities for work, labor and services supplied by contractors in the course of construction, of so much of the demised premises as was Landlord's duty hereunder to construct, including, but not limited to all covenants, warranties and guarantees with respect thereto. The Landlord further agrees to guarantee all workmanship for a period of one (1) year after the commencement of the term of this Addendum of Lease.

        10. (New) The Landlord covenants to commence construction within two (2) months after issuance of building permit for the premises more particularly described in this Addendum of Lease and complete construction within One (1) year thereafter a theatre building for the use and occupancy of the Tenant, such building to be erected in accordance with the approved plans and specifications of William Ely Kohn as consultant, which are to be identified and approved by the initialling thereof by the parties to this Agreement and annexed hereto.

        11. (New) As and for further consideration herein, the Tenant covenants and agrees to provide solely at its own cost and expense, and to install in the premises to be constructed pursuant to this Addendum of Lease, solely at its own cost and expense, all of the equipment necessarily requisite to or incidental to the use and operation of the demised premises as a motion picture theatre, the items which shall be so installed by the Tenant are more particularly described as follows, but not limited thereto.

               A. Not less than 300 theatre seats, to be spaced no less than ____ inches back to back.

               B. One (1) additional projection machine, complete with lamps, rectifier or generator, including dual sound equipment.

               C. Carpeting or other material of equal value throughout the lounge and aisle of the theatre.

               D. A motion picture screen of the latest type, capable of accommodating cinemascope, or any other modern projection system, generally accepted for similar theatres.

               E. Complete decoration and painting, to the extent that Tenant may require or deem necessary except that all painting in visual auditorium shall be done by Landlord at Landlord's expense in colors selected by Tenant.

               F. All necessary lighting fixtures.

               G. All other accessories properly requisite for the proper operation of a motion picture theatre consistent with the most modern prevailing practices.

        All items aforesaid shall be new equipment, except projection booth equipment and chairs which may be fully reconditioned modern equipment, of the modern type and design and shall be installed in a good and workmanlike manner without damage to equipment or to freehold, and upon annexation to the freehold, the same shall be deemed a part of the realty and be irrevocably the property of the Landlord. All such items installed in the demised premises but not annexed to the realty shall become the property of the Landlord irrevocably. The Tenant expressly covenants that he will install in the premises demised herein all the aforesaid equipment and decorations which shall aggregate in value not less than $50,000.00 dollars at the time of installation and the Tenant further covenants that the entire cost of all equipment shall have been fully paid.

        12. (New) Paragraph 41a of the Lease is modified to read as follows:

        Notwithstanding anything contained in the Lease to the contrary the subordination of the Lease or Addendum of Lease to any existing or new mortgage is conditional upon the existing or new mortgage simultaneously with the making of the Lease or Addendum of Lease, or of such new Mortgage, entering into an agreement in recordable form by its terms binding upon the Mortgagee, its successors and assigns whereby the Mortgagee agrees that in the event it should become necessary to foreclose said MOrtgage, it will cause the sale of said premises to be made subject to the Lease or Addendum of Lease, provided that the Tenant is not in default under any of the terms, conditions, or covenants of the Lease or Addendum of Lease at the time of such foreclosure.

        13.    Paragraph 47 of the Lease is modified to read as follows:

        The Tenant shall be responsible for any tax increase over and above the tax for the base tax year of 1966. Any tax over and above such base Tax Year shall be paid by the Tenant pro rata as the area of his premises bears to the overall premises (13.5% of said overall premises). The area of the parking lot shall not be considered; the proportion being square footage of the theatre as against the square footage of the entire building in the said shopping center.

        14. Paragraph 48 of the Lease shall not apply to this Addendum of Lease.

        15. Paragraph 49 of the Lease shall be and hereby is deemed deleted from the Lease and any remaining security due and owing the Tenant as of the effective date of this Addendum of Lease shall become the property of the Landlord.

        16. Paragraph 52 of the Lease shall be and hereby is deemed deleted from the Lease.

        17. Paragraph 53 of the Lease shall not apply to this Addendum of Lease.

        18. Paragraph 54 of the Lease shall be and hereby is deleted from the Lease.

        19. Paragraph 55 of the Lease is modified to read as follows:

        It is understood and agreed between the parties hereto that the Tenant shall pay to the Landlord the sum of One Thousand ($1,000.00) Dollars per year for the full term of this Lease or any extension thereof, in consideration of the rights extended to it under the provisions of Paragraph 51 of the Lease. This sum shall be payable on the last day of each year of the lease term or any extension thereof.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their corporate officers and caused their proper corporate seals to be hereto affixed this 10th day of February 1981.

WITNESS:



---------------------------                    ---------------------------
As to ROBERT NELSON                            ROBERT NELSON d/b/a
                                               BRIDON REALTY CO.

---------------------------                    ---------------------------
As to LEO ZUCKER                               LEO ZUCKER d/b/a
                                               BRIDON REALTY CO.

---------------------------                    ---------------------------
As to NEW CITY TOWN THEATRE, INC.              NEW CITY TOWN THEATRE, INC.

Landlord:   BRIDON REALTY CO.              Tenant:  NEW CITY TOWN THEATRE, INC.
            254 S. Main Street                      232 Fairview Avenue
            P.O. Box 1950                           Englewood Cliffs NJ  07632
            New City NY  10956

            ADDENDUM TO LEASE BETWEEN BRIDON REALTY CO. AS LANDLORD, and NEW CITY TOWN THEATRE, INC. AS TENANT DATED NOVEMBER 14, 1990

        WHEREAS, a Lease was entered into on January 18, 1965 between Bridon Realty Co., as landlord, (Landlord), and Irving Sherman and David Sanders as Tenants, which Lease was extended and modified pursuant to an Addendum to Lease dated February 10, 1981 (collectively sometimes hereinafter referred to as Lease); and

        WHEREAS, an assignment of the lease executed on February 1, 1966 resulted in New City Town Theatre, Inc., as tenant, (Tenant), which assignment was consented to by the Landlord; and

        WHEREAS, New City Town Theatre, Inc. as Tenant desires to assign the Lease to New City Cinemas, Inc.; and

        WHEREAS, New City Cinemas, Inc. wishes to accept the assignment subject to a clarification and modifications of certain terms of the Lease; and

        WHEREAS, the Landlord is willing to execute an addendum to the Lease clarifying certain terms and modifying certain other provisions in order to facilitate the assignment of the Lease to New City Cinemas, Inc. as hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and the sum of One ($1.00) Dollar, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Controlling Terms. The terms of this rider shall supersede and control over any inconsistent terms of the Lease dated January 18, 1965, and the Addendum to the Lease dated February 10, 1981 and any other previously executed agreement modifying any of the terms of these documents. All terms that are not inconsistent shall be given full force and effect.

        2. Extension. The Lease is hereby extended through December 31, 2017. During this extended term of the Lease, the rent shall be due and payable as follows:



               (a) From the period of December 1, 1990 through December 31, 2002, rent shall be due and payable at the rate of Sixty-Five Thousand Dollars and 00/100 Dollars ($65,000.00) per annum, payable in equal monthly installments of Five Thousand Four Hundred Sixteen and 66/100 Dollars ($5,416.66).

               (b) From the period of January 1, 2003 through December 31, 2010, rent shall be due and payable at the rate of Seventy-Seven Thousand and 00/100 Dollars ($77,000.00) per annum, payable in equal monthly installments of Six Thousand Four Hundred Sixteen and 67/100 Dollars ($6,416.67).

               (c) From the period of January 1, 2011 through December 31, 2017, rent shall be due and payable at the rate of Eighty-Three Thousand and 00/100 Dollars ($83,000.00) per annum, payable in equal monthly installments of Six Thousand Nine Hundred Sixteen and 67/100 Dollars ($6,916.67).

        3. Additional Rent. Tenant shall be required to pay over and above the base rent the following increases:

               (a) Real estate tax increases - Tenant shall pay its pro rata share of the real estate tax increases as it effects the leased premises. Tenant agrees to pay all tax increases that are directly attributable to any improvements that the Tenant makes to the demised premises. Accordingly, Tenant shall not be responsible for any tax increases that are a direct result of the Landlord or any other tenant making improvements to any other portion of the shopping center of which the leased movie theatre premises are a part.

               (b) Sewer charges;

               (c) Utility charges.

               (d) Common Area Maintenance - Paragraph 55 of the lease is hereby modified to read as follows: "It is understood and agreed between the parties hereto that the Tenant shall pay to the Landlord the sum of $1,000.00 per year for the full term of this lease or any extension thereof, in consideration of the rights extended to it under the provisions of Paragraph 51 of the lease. This amount shall be paid in twelve (12) equal monthly installments of $83.33 on the 1st day of each month.

               (e) In addition to the rent set forth herein, the Tenant hereby agrees to pay to the Landlord within ninety (90) days after the end of each fiscal year of the Tenant, an amount equal to seven (7%) percent of the adjusted gross box office receipts for tickets in excess of $1,400,000.00 per year. For the purpose of this provision, adjusted gross box office receipts shall be defined as gross box office receipts less any sales tax or admission tax or charges imposed by any governmental authority. Tenant shall have full authority to issue free passes except as may be restricted by the film distribution companies. Landlord shall therefore be entitled to seven (7%) percent of the amount that the adjusted gross box office receipts exceed $1,400,000.00 per fiscal year of the Tenant. Under no circumstances are any receipts or monies generated from the concession stands or any other sales or rentals of products or merchandise included in adjusted gross box office receipts for this calculation. Tenant shall forward a copy of film buyer/booker report at the end of each calendar year.

        4. Multiple Theaters. Nothing contained in the original Lease or any modification to the original Lease shall prevent the Tenant from adding one or more additional theaters to the demised premises during the term of this Lease. If plans to add additional theaters is carried out by the Tenant, there shall be no additional rent due and no additional charges of any kind assessed against the Tenant as a result of this addition of more theaters in the subject premises except as may be required pursuant to Paragraph 3 of this Rider above. Landlord further agrees to cooperate and execute any and all documents that may reasonably be necessary in order to carry out the addition of these new theaters including, but not limited to the execution of Planning Board and Board of Adjustment applications authorizing Tenant to make application for such additional theaters.

        5. Alterations. Paragraph 6 of the original Lease dated January 18, 1965 is hereby modified as follows:

               After the completion of the work anticipated to be done in order to multiply the theatres in accordance with Paragraph 4 above, the Tenant, its successors, heirs, executors or administrators shall not make any structural alterations costing in excess of $1,000.00 on the premises without the Landlord's consent, which consent will not be unreasonably withheld.

        6. Use of Premises.

               Paragraph 35 of the January 18, 1965 Lease is hereby modified as follows: Said premises shall be used and occupied for only for the following purposes:

               (a) The motion picture theater auditoriums shall be used only for the display of motion pictures, closed circuit television features, and live stage presentations, meetings, lectures and similar use. The same shall be shown or exhibited to the general public upon paid admission and in conformity with all laws, rules and regulations and amendments thereto, applicable to the conduct of such business, and to the premises herein demised, and the Tenant shall have the right to sell and dispense such merchandise and services that is reasonably acceptable to the Landlord. It is specifically agreed and the Landlord specifically consents that the dispensing of merchandise and services may include the sale of soft drinks, popcorn, ice cream, pre-packaged candy, and other types of food products for on-premises consumption during such time that the theatre is open. The Tenant may also sell film-related magazines. Notwithstanding the above, the Tenant agrees that it shall not use or rent the premises to any person or organization that want to use this space for the purpose of playing bingo, games of chance, or for religious gatherings.

        7. Theater Layout. Paragraph 36 of the Lease dated January 18, 1965 is hereby deleted in its entirety.

        8. Reduced Rates. Nothing contained in the Lease Agreement or any amendments thereto shall prevent the Tenant from offering to show motion pictures at reduced rates to be determined in the sole discretion of the Tenant. Paragraph 39 of the Lease Agreement dated January 18, 1965 is specifically deleted.

        9. Non-Union Labor. Paragraph 43 of the Lease Agreement dated January 18, 1965 is hereby specifically deleted and Tenant shall be specifically permitted to utilize nonunion help in the construction or improvements to be performed or constructed within the theater.

        10. Subordination. Landlord hereby represents that it has complied fully with Paragraph 41A, the Lease Agreement dated January 18, 1965. That specifically, that there exists no mortgage on thesubject premises that does not provide that in the event it should become necessary for a Mortgagee to foreclose, the Mortgagee will cause the sale of the premises to be made subject to this Lease provided that the Tenant is not in default of any material term, condition or covenant of this Lease at the time of such foreclosure.

        11. Sublease. Tenant shall be permitted to sublease a portion of the premises to an independent company providing concession services without the consent of the Landlord. In the event that Tenant subleases a portion of the premises to an independent company providing concession services, notwithstanding any provision in the lease or any addenda to the lease to the contrary, such subtenant shall have the right to remove any and all equipment and/or fixtures on either the termination of Tenant's lease with Landlord or otherwise upon the subtenant's vacation of premises.

        12. Certificate of Insurance. Tenant hereby agrees to furnish Landlord a Certificate of Insurance evidencing that the Landlord is named as an additional insured for work to be performed in accordance with Paragraph 4 of this Rider.

        13. Lease of Equipment. Landlord hereby agrees that Tenant may lease certain equipment and fixtures which are placed within the theater. The leased property shall not become the property of the Landlord without the express written consent of the lessor. However, if at the termination of the lease agreement, Tenant exercises an option to purchase, if such provision is available in such lease, then upon such upon such exercise of the option to purchase, the equipment and fixtures which were placed within the theatre shall become the property of the Landlord. However, notwithstanding the above, in the event that the lessor at the termination of any lease of such equipment and fixtures, removes such equipment and fixtures from the theater premises, Tenant shall be obligated to replace the equipment and fixtures removed with the original equipment and fixtures contained within the premises as of the date of this Addendum to the Lease.



        14. Right to Remove Equipment. Other provisions of the Lease Agreement notwithstanding, the Tenant shall be permitted at the expiration of the Lease or extensions of the Lease to remove any and all fixtures and equipment without further liability to the Tenant provided that the Tenant replaces any of the fixtures with the fixtures that are the original fixtures that were replaced.

        15. Environmental Issue. Therefore, upon termination of this Lease Agreement or any extensions thereof, the New York Department of Environmental Protection, or any other governmental agency requires cleanup and removal of any hazardous materials or any other material, the Tenant's liability shall be limited to cleanup and removal of any hazardous material generated by it from the date of this Addendum through the end of such term or extended term of the Lease.

        16. Consent to Assignment. Landlord acknowledges that Tenant is in the process of negotiating a sale of its business and the assignment of its Lease to New City Cinemas, Inc. Landlord hereby specifically consents to such assignment of the Lease upon such terms and conditions that may be agreed upon between these parties.

        17. Insurance. Landlord covenants that it shall maintain at its sole cost and expense, adequate insurance coverage for fire loss and all other damage or loss that may be sustained by the property, including full comprehensive and extended coverage, on the demised premises in an amount equal to the full replacement cost on the premises. Landlord further agrees that it shall make the Tenant an additional insured* for the purpose of notification as to the type and nature of the insurance coverage and to receive notification of any termination of the insurance coverage. Tenant shall have the right to examine all policies of insurance covering the demised premises. Notwithstanding the above, Tenant shall be responsible for securing its own insurance coverage as to betterments and improvements.

        18. Paragraph 7 of the Lease as modified by paragraph 8 by the Addendum to the Lease is hereby further modified as follows:

                       In the case of damage by fire, or other factors which are
               insurable under comprehensive or extended coverage policies to the buildings in which the demised premises are located, the Landlord shall repair the damage with reasonable dispatch after notice of damage and if the damage has rendered the premises untenantable in whole or in part, there shall be an apportionment or abatement in the rent in proportion to the portion of the demised premises which are still unusable for the purpose intended under this Lease. In determining what constitutes reasonable dispatch, due consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the Landlord's control. If such damage by fire or other factors which are insurable under comprehensive or extended coverage policies, shall occur after the 17th year of the term demised in

--------------
*with the consent of the insurance company provided that the Tenant pays any additional premiums.

               this Addendum of Lease shall be so extensive as to require repair and replacement by the Landlord at an aggregate cost in excess of $150,000.00, then the Tenant expressly agrees that if, at the time that repair to the premises shall have been fully completed, the then remaining unexpired term of this Lease to be less than 10 years, that the term of this leasehold shall be extended to terminate on the tenth anniversary of the completion of fire repairs aforesaid, all the terms and conditions, therein shall remain in full force and effect. The remaining term of the original lease shall be suspended from the time of such total or partial destruction until the premises shall be fully repaired and tenantable, at which time the term shall commence to run again and shall continue in all respects as if the date of completion was the day next succeeding the date of destruction. If, however, the cost of repairs exceed the said $150,000.00, and the term of this Lease shall have less than five years to run, the Landlord may, at its option, elect not to rebuild; if under such circumstances the Landlord shall elect not to rebuild, then this Lease shall cease and come to an end and the rent shall be apportioned to the time of the damage.

                       In the event the Landlord elects not to rebuild, then the
               Landlord agrees not to rent the subject premises to any tenant for the purpose of operating a theater therein during the remainder of what would have been the term of this Lease as extended by this Addendum. In this event, any security deposit due and owing to the Tenant shall be returned to the Tenant.

        19. Survival of Covenants, Representations and Warranties. All representations, warranties, indemnities and agreements shall survive the execution and delivery of this agreement.

        20. Entire Understanding of the Parties. This agreement represents the entire understanding of the parties hereto and there are no warranties, representations or covenants made by any party to another party unless the same are contained in this agreement. This agreement shall supercede any other agreement between the parties with regard to the subject matter contained herein.

        21. Modification of Agreement. This agreement embodies the entire agreement between the parties hereto and no change or addition thereto shall be valid unless consented to in writing by the parties.

        22. Alienation. This agreement may not be assigned, subordinated, hypothecated, pledged or in any way encumbered by any of the parties hereto without the written consent of the Landlord which consent shall not be unreasonably withheld.

        23. Law Governing Execution and Performance. This agreement has been executed and performed in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.



        24. Notices. All notices required under this agreement shall be sent by Registered or Certified Mail, Return Receipt Requested, postage prepaid, to the party who is to receive such notice at their address set forth on page 1 of this agreement, or such other address as to which party may notify the other in accordance with the terms of this paragraph.

        25. Void or Unenforceable Provisions. If any provision or provisions in this agreement are found to be void or unenforceable, the remaining provisions in this agreement shall be enforceable as if the void or unenforceable provision or provisions had not been included herein.

        26. Non-waiver for Failure to Insist Upon Strict Performance. Failure of the parties hereto to insist upon strict performance of any of the terms, conditions and/or covenants contained herein shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained.

        27. Section Headings. All section headings herein contained are for convenience only and do not constitute part of this agreement.

        28. Reference to Parties. In all references herein to any parties, person, entities or corporation, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within document may require.

        29. Parties Bound. It is mutually understood and agreed that the covenants and agreements contained in the within lease and addendums shall inure to the benefit of and shall be binding upon the respective parties hereto, their heirs, executors, administrators, personal and legal representatives, successors and assigns, respectively.

        30. Recording of Addendum. Landlord hereby consents that Tenant may record this Addendum to Lease Agreement.

        31. A. Authorization of Bridon Realty Co. It is represented by agent of Bridon Realty Co. that is executing this Addendum to the Lease that it has full authority to do so and that the present partners of Bridon Realty Co. are Robert Nelson and Leo Zucker and that the agent of Bridon Realty Co. executing this Addendum has secured the consent of all other partners.

            B. Authorization of New City Towne Theatre, Inc. It is represented by the President and Secretary of New City Town Theatre, Inc. that it has full authority to execute this Addendum to the Lease and that all corporate consent has been secured.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 14th day of November, 1990.

WITNESS:                                     BRIDON REALTY CO., Landlord

___________________________                  ___________________________________

ATTEST:                                      NEW CITY TOWN THEATRE, Inc., Tenant



___________________________                  ___________________________________
                  Secretary                                            President

STATE OF NEW JERSEY                   )
                                        ss:
COUNTY OF MORRIS                      )

BE IT REMEMBERED, that on this 14th day of November, 1990, before me, the subscriber, a Notary Public of N. J., personally appeared David J. Sanders who, being by me duly sworn on his oath deposes and makes proof to my satisfaction, that he is President/Acting Secretary of NEW CITY TOWN THEATRE, INC., the Corporation named in the within Instrument; that David Sanders is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in presence of deponent, who thereupon subscribed his name thereto as attesting witness.

Sworn to and subscribed before me,
the date aforesaid.

___________________________                  ___________________________________
       Notary Public

STATE OF NEW JERSEY, COUNTY OF MORRIS                               SS.:

        I CERTIFY that on November 14, 1990 LEO ZUCKER personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

        (a) is named in and personally signed the attached document; and

        (b) signed, sealed and delivered this document as his or her act and deed.

        (c) that he is a partner of Bridon Realty Co., and has authority to execute the attached document.

                                                   _____________________________

                       ASSIGNMENT AND ASSUMPTION OF LEASE

                    The parties agree as follows:

Date:               November 14th, 1990

Parties:            Assignor:      NEW CITY TOWN THEATRE, INC.
                    Address:       c/o DAVID J. SANDERS, 232 Fairview Ave.,
                                   Englewood Cliffs, NJ 076__

                    Assignee:      NEW CITY CINEMAS, INC.


                    Address:       Sunset Strip, Succasunna, NJ  07876

                    If there are more than one Assignor or Assignee, the words "Assignor" and "Assignee" shall include them.

Lease assigned:     The Lease which is assigned herein is identified as follows:
                    Landlord:  ROBERT NELSON and LEO ZUCKER d/b/a Bridon
                    Realty Co.
                    Tenant:  NEW CITY TOWN THEATRE, INC.
                    Date:  January 18, 1965
                                      Premises: CLARKSTOWN PLAZA SHOPPING CENTER
                                                New City, New York

                    (This Lease was recorded on       19    in the office of the
                    of the County of                in liber              of
                    conveyances, at page
                    together with extensions, modifications and assignments.

Consideration:      Assignor has received ONE DOLLAR ($1.00) dollars and other good and valuable consideration for this Assignment.

Assignment:         Assignor assigns to the Assignee all the Assignor's right, title and interest in a) the Lease and b) the security
                    deposit, if any, stated in the Lease.

Assumption:         Assignee agrees to pay the rent promptly and perform all of the terms of the Lease, together with extensions, modifications, assignments and addendum, as of the date of this Assignment. Assignee assumes full responsibility for the Lease, together with extensions, modifications, assignments and addendum, as if Assignee signed the Lease originally as Tenant.

Indemnity:          Assignee agrees to indemnify and hold Assignor harmless from any legal actions, damages and expenses, including legal fees that the Assignor may incur arising out of the Lease.

Benefit to          Assignee agrees that the obligations assumed shall benefit
landlord:           the landlord named in the Lease as well as the Assignor.

Assignor's          Assignor states that Assignor has the right to assign this
statements:         Lease and that the premises are free and clear of any
                    judgments, executions, liens, taxes and assessments.

Assignee's          Assignee states that the Assignee has read the Lease and has
statement:          received the original or an exact copy of the Lease.

Successors:         This assignment is binding on all parties who lawfully
                    succeed to the rights or take the place of the Assignor or Assignee.

Margin headings:    The margin headings are for convenience only.



Signatures:         The Assignor and Assignee have signed this Assignment as of the date at the top of the first page. The aforesaid lease is in good standing and not in default and I hereby consent to the foregoing Assignment.

                                                     ASSIGNOR
                                                     NEW CITY TOWN THEATRE, INC.

                    -------------------------        ---------------------------
                            Landlord

                    WITNESS                          ASSIGNEE
                                                     NEW CITY CINEMAS, INC.

                    -------------------------        ---------------------------

STATE OF NEW JERSEY
COUNTY OF MORRIS

        On the 14th day of November, 1990, before me personally came John Nelson to me known, who, being by me duly sworn, did depose and say that he resides at
No.                        ; that he is the President of New City Cinemas, Inc.,
the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                     ---------------------------
                                                            Notary Public

STATE OF NEW JERSEY
COUNTY OF MORRIS

        On the 14th day of November, 1990, before me personally came David J. Sanders to me known, who, being by me duly sworn, did depose and say that
resides at No.                      ; that he is the President of New City Town
Theatre, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

        Sworn to and subscribed before me the date aforesaid.

                                                     ---------------------------
                                                            Notary Public